SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
(Name of Registrant as Specified In Its Charter)
 The Daruma Funds, Inc.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No Fee Required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
 [   ] Fee paid previously with preliminary materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:


May [     ], 2000

Dear Shareholder:
This document announces the date, time and location of a Special Meeting of Shareholders of the Daruma Mid-Cap Value Fund, the sole series of The
Daruma Funds, Inc. (together the "Fund") It identifies the proposal to be voted on at the meeting, and contains your proxy statement and proxy card.
A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund.
PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
RETURN THE ENCLOSED PROXY CARD!
This meeting is critically important. You are being asked to consider and approve a Plan of Liquidation and Dissolution which would result in the Fund being liquidated and dissolved and the proceeds from your shares of the Fund being distributed to you.
The transaction is being proposed because the projected growth in assets of the Fund was not sufficient to continue to offer competitive performance and high quality service to shareholders over the long term. Consequently, after reviewing several options, the Fund's Board of Directors has recommended that it would be in the best interest of the shareholders to terminate the Fund. Thank you for the confidence you have demonstrated in the Daruma Mid-Cap
Value Fund. It has been our constant endeavor to reward your confidence by serving your best interest at all times. We believe that our proposed action is consistent with that objective. We hope that you will read the attached Proxy Statement and vote in favor of the liquidation and dissolution of the Fund.

Sincerely,
/s/
Mariko O. Gordon
President

PROXY STATEMENT
TABLE OF CONTENTS
					Page
Notice of Special Meeting of Shareholders     1
Information about Voting                                1
Liquidation and Dissolution of the Fund        2
Other Information about the Fund                 4

Exhibit A - Plan of Liquidation and Dissolution


Daruma Mid-Cap Value Fund
(the sole series of The Daruma Funds, Inc.)
60 East 42nd Street, Suite 1111
New York, NY 10165
(800) 435-5076

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Daruma Mid-Cap Value
 Fund a series of  The Daruma Funds, Inc. will be held at  60 East
42nd Street, Suite 1111, New York, New York on June 23 , 2000
at  10:00 a.m., Eastern time.  During the Meeting, shareholders of the Daruma Mid-Cap Value Fund will vote on the following proposals:
1.To approve the liquidation of the Daruma Mid-Cap Value Fund and the dissolution of The Daruma Funds, Inc. pursuant to the proposed Plan of Liquidation and Dissolution; and
2.To vote in accordance with the views of management upon any other matters which may legally come before the Meeting or any adjournment thereof. By Order of the Board of Directors
Secretary
June [       ], 2000

PLEASE SIGN AND RETURN YOUR PROXY CARD PROMPTLY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.


PROXY STATEMENT
Special Meeting of Shareholders - June [       ], 2000
INFORMATION ABOUT VOTING

On what issue am I being asked to vote?
You are being asked to consider and approve a Plan of Liquidation and Dissolution ("Liquidation Plan") under which the Daruma Mid-Cap
 Value Fund would be liquidated and the proceeds distributed to all shareholders in proportion to the value of their shares. The Liquidation Plan also calls for the dissolution of The Daruma Funds, Inc. For purposes of this Proxy Statement, the Daruma Mid-Cap Value Fund and The Daruma
 Funds, Inc. are referred to together as the "Fund".
The Board of Directors of the Fund is asking you to vote on the proposal to liquidate the Fund. It is expected that this proxy statement and proxy card
will be mailed to shareholders on or about June [      ], 2000.  In addition
 to solicitations by mail, some of the Fund's officers and employees, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means. The Fund's investment manager, Daruma Asset Management, Inc., is paying the cost of soliciting your vote.

THE  BOARD OF DIRECTORS  RECOMMENDS THAT YOU VOTE
 TO APPROVE THE LIQUIDATION PLAN.

How do I ensure that my vote is accurately recorded?
You may attend the Meeting and vote in person or you may complete and return the attached proxy card. A Proxy Card is, in essence, a ballot.
All proxy cards that are properly signed, dated and received prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicated. If you return a signed proxy card but do not specify a choice on the proxy card, your shares will be voted: (1) FOR the liquidation and dissolution of the Fund, pursuant to the proposed Liquidation Plan; and (2) in accordance with the views of management upon any other matters not now known which may legally come before the Meeting or any adjournment thereof.

Can I revoke my proxy?
You may revoke your proxy at any time before it is voted either by sending a written revocation addressed to the Fund, by submitting a later signed proxy or by attending the Meeting and voting in person.

How many votes are needed to approve the Liquidation Plan?
According to the Fund's Articles of Incorporation , an affirmative vote of a majority of the shares of the Fund entitled to vote on the Liquidation Plan is necessary for approval the Liquidation Plan. Abstentions will be treated as votes not cast for purposes of determining whether the Liquidation Plan was approved, and, therefore, have the same effect as a vote against the Liquidation Plan. However, they will be counted for purposes of determining whether a quorum is present at the Meeting.

Who is eligible to vote?
Shareholders of record at the close of business on June 1, 2000 , will be entitled to vote at this Meeting. Each shareholder is entitled to one vote for each full share and a partial vote for each partial share that they own as of the record date.

On June 1, 2000, the outstanding number of shares of the Fund were [number] each of which had a par value of $0.01. The Fund's net assets totaled [amount] and were held by [number] shareholders. As of that date, the Fund's officers and Directors as a group, owned of record and beneficially approximately [number] shares or less than 1% of the Fund's total outstanding shares.
The following companies and individuals owned more than 5% ([number] shares) of the outstanding shares of the Fund:

Name and Address of Owner       Amount and Nature of Ownership    % of Class



LIQUIDATION AND DISSOLUTION OF THE FUND

Why is the liquidation being recommended?
On  May 15, 2000, management of the Fund and Daruma Asset Management,
Inc. (the "Investment Manager"), its investment manager, presented to the Board of Directors a proposal for the liquidation and dissolution of the Fund. In management's view, the Fund's current expense ratio is not competitive without waiver of fees and expense reimbursements by the Investment Manager. For example,in the Fund's 1998 and 1999 fiscal years, total expenses represented 2.50% and 2.00%,respectively, of the Fund's average net assets, before waiver of all management fees and payment of expense reimbursements by the Fund's Investment Manager. In each of those years, the Investment Manager's fee waiver and expense reimbursement payments reduced the Fund's total operating expenses to 1.50% of average net assets.
  Further, the Fund's sales and redemption experience over its forty-five months of operation lead management to believe that the potential for significant cash inflows in the future is not great.  Without a significant increase in net assets, it is unlikely that the Fund will be able to operate at an efficient expense level without a significant commitment of capital by the Investment Manager. In light of the above, management recommended that the Board vote to liquidate and dissolve the Fund.
In light of management's recommendation, the Board on May 15, 2000 unanimously determined that liquidation and dissolution of the Fund was in the best interests of the shareholders and unanimously approved the Liquidation Plan.
What happens if the liquidation is approved?
The Board of Directors  has approved the Liquidation Plan set forth in Exhibit
 A to this proxy statement. If the Shareholders vote to liquidate the Fund, the liquidation will be carried out according to the terms of the Liquidation
 Plan.  The terms of the Liquidation Plan are summarized here.
1. Effective Date of the Liquidation Plan and Cessation of the Company's Business as an Investment Company.
The Liquidation Plan will become effective on the date that it is adopted and approved by an affirmative vote of a majority of the votes of all shares of the Fund entitled to be cast (the "Effective Date"). Following this approval, the Fund will cease making new investments of its assets in accordance with its investment objective and begin the process of disposing of its portfolio securities in order to convert its assets to cash. The Fund will not engage in any business activities except to dispose of its portfolio securities and to distribute its assets to its shareholders (after it pays in full its creditors) and to wind up its affairs.  (See the Plan at Sections 1-3 and 5)
2. Closing of Books and Restriction of Transfer and Redemption of Shares.
On the Effective Date, the books of the Fund will be closed and the shareholders' proportionate interests in the Fund will be fixed.
(See the Plan at Section 4)
3. Liquidating Distribution.
  As soon as possible after the Fund has disposed of its portfolio securities, the Fund will mail to each shareholder: (1) a distribution amount equal to the shareholder's proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution.
(See the Plan at Section 7)
4. Expenses.
 Daruma Asset Management, Inc., the Fund's Investment Manager, will pay the expenses incurred in carrying out the Liquidation Plan. Before the liquidating distribution is mailed to shareholders, the Fund will pay other expenses and liabilities incurred (or expected to be incurred) by the Fund before the distribution. (See the Plan at Sections 6 and 8)
5. Continued Operation of The Daruma Funds, Inc.
After the liquidating distribution is mailed to shareholders, the Board will continue in office until The Daruma Funds, Inc. is dissolved in accordance with the laws of the State of Maryland and deregistered as an investment company with the U.S. Securities and Exchange Commission. The Board will have the authority to authorize variations from, or changes to, the Liquidation Plan if appropriate to accomplish the liquidation and dissolution.
  (See the Plan at Sections 9 and 10.)

What will I receive when the Fund is liquidated?
If the Liquidation Plan is approved, you will receive a distribution in an amount equal to your interest in the net assets of the Fund as determined on the Effective Date.

What are the general tax consequences of the liquidation?
You will recognize gain or loss on the liquidating distribution equal to the difference between your basis in the Fund shares liquidated and the proceeds received therefor. Such gain or loss will be a capital gain or loss if the Fund shares were held as capital assets. For each individual shareholder, such gain or loss will be short-term if the Fund shares were held one year or less on the date of the liquidating distribution;
mid-term if held more than one year but eighteen months or less on the date of the liquidating distribution; or long-term if held more than eighteen months on the date of the liquidating distribution. Net short-term gains of individuals are taxed at the same rate as ordinary income; net mid-term gains are taxed at the maximum rate of 28%; and, net long-term gains are taxed at the maximum tax rate of 20%.

What if the liquidation is not approved?
If the shareholders do not approve the Liquidation Plan, the Fund will temporarily continue to operate as an open-end registered management investment company and will again offer its shares and invest its assets in accordance with its stated objectives and policies. The Board will then consider other alternatives for the future of the Fund.

Will any other matters be presented at the Meeting?
The Board is not aware of any other matters to be presented at this Meeting.
 If any other matters are properly presented at the Meeting, the proxy holders will vote in accordance with the views of management.

OTHER INFORMATION ABOUT THE FUND
The Daruma Funds, Inc. was organized as a business corporation under the laws of Maryland on May 13, 1996, and consists of a single series, the Daruma Mid-Cap Value Fund, which commenced operations on August 16, 1996.
The Fund's investment objective is long-term capital appreciation by investing primarily in the common stocks of medium capitalization companies. The Fund's most recent Annual Report and Semi-Annual Report to shareholders were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Fund at the address and telephone number shown on the Notice.

Any shareholder who wishes to submit a proposal for consideration by shareholders at any future meeting may do so by submitting the proposal in writing to the Fund at the address shown in  the Notice.  The Daruma
Funds, Inc. is organized as a Maryland corporation, and ordinarily does not hold annual shareholders meetings. Any proposal meeting guidelines of the Securities and Exchange Commission that is received a reasonable time in advance of the preparation of material relating to a future shareholder meeting will be included in the proxy material.
The Fund's investment manager is Daruma Asset Management, Inc., located at
60 East 42nd Street, Suite 1111, New York, New York.   The Fund's administrator
is American Data Services, Inc., is located at 150 Motor Parkway, Suite 109, Hauppauge, New York.

By Order of the Board of  Directors
Secretary
Dated:   May [          ], 2000

Exhibit A
The Daruma Funds, Inc.
Plan of Liquidation and Dissolution

The following Plan of Liquidation and Dissolution ("Plan") of
 The Daruma Funds, Inc. (the "Company"), a business corporation incorporated and existing under the laws of the State of Maryland and an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), is intended to accomplish the complete liquidation and dissolution of the Company in conformity with the laws of the State of Maryland.
  The Company consists of a single series, the Daruma Mid-Cap
Value Fund (the "Fund"). The outstanding voting shares of the Fund constitute all of the outstanding voting shares of the Company.

WHEREAS, on May 15, 2000, the Company's Board of Directors unanimously determined that it is in the best interest of the Company and its shareholders to liquidate and dissolve the Company and has considered and adopted this Plan as the method of liquidating and dissolving the Company and has directed that this Plan be submitted to shareholders of the Company for approval;

NOW, THEREFORE, the liquidation and dissolution of the Company shall be carried out in the manner hereinafter set forth:

Effective Date of Plan.  The Plan shall be and become effective only upon the approval, by the affirmative vote of a majority of the votes of shares of the Company entitled to be cast. The day of such approval by shareholders is hereinafter called the "Effective Date."

1. Dissolution.  As promptly as practicable, the Company shall be dissolved in accordance with the laws of the State of Maryland.
2.Cessation of Business.  After the Effective Date of the Plan, the
Company shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its remaining assets of each class ratably among the shareholders of the outstanding shares of that class, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Company's liabilities.
3. Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective holdings at the close of business on the Effective Date of the Plan. On the Effective Date, the books of the Company shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect, the shareholders' respective interests in the
 Company's assets shall not be transferable by the negotiation of share certificates or otherwise.
4. Liquidation of Assets and Payment of Debts.  As soon as is reasonable and practicable after the Effective Date, all portfolio securities of the Company shall be converted to cash or cash equivalents. As soon as practicable after the Effective Date, the Company shall pay, or make reasonable provision to pay, in full all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Company and all claims and obligations which are known to the
 Company but for which the identity of the claimant is unknown.
5. Liquidating Distribution.  As soon as possible after the Effective
Date, the Company shall mail to each shareholder of record on the
 Effective Date: (1) a liquidating distribution equal to the shareholder's proportionate interest in the net assets of the Company; and
(2) information concerning the sources of the liquidating distribution.
  Any accrued income or gains will be distributed as part of the liquidation distribution. Upon the mailing of the liquidating distribution, all outstanding certificated and uncertificated shares of the Company will be deemed canceled. Shareholders in possession of certificated shares of the Company will not be required to surrender their certificates to complete the liquidating distribution.
6. Management and Expenses of the Company Subsequent to the Liquidating Distribution. Daruma Asset Management, Inc. (the "Adviser") shall bear the expenses incurred in carrying out this Plan including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of reports to or meeting of shareholders.
7. Articles of Dissolution. Upon completion of the Liquidating Distribution, the Directors shall cause Articles of Dissolution to be filed in accordance with the laws of the State of Maryland.
8. Deregistration as an Investment Company. Upon completion of the Liquidating Distribution, the Directors shall cause to be filed with the
 SEC an application for an order declaring that the Company has ceased to be an investment company.
9. Power of Board of  Directors.  The Board, the  directors and the officers, shall have authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns and other papers. The death, resignation or disability of any trustee or any officer of the Company shall not impair the authority of the surviving or remaining trustees or officers to exercise any of the powers provided for in the Plan.
The  Board of Directors shall have the authority to authorize variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation and dissolution of the Company, and the distribution of its net assets to shareholders in accordance with the laws of the State of Maryland.
Date: May [    ], 2000

SPECIAL MEETING OF SHAREHOLDERS
DARUMA MID-CAP VALUE FUND
(the sole series of The Daruma Funds, Inc.)

 June 23, 2000


The undersigned hereby revokes all previous proxies for his or her shares and appoints [__________________], and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Daruma Mid-Cap Value Fund (the "Fund")
 which the undersigned is entitled to vote at the Fund's Special Meeting to be held at 60 East 42nd Street, Suite 1111, New York, New York at 10:00 a.m., Eastern time on June 23, 2000, including any adjournment thereof (the "Meeting), upon such business as may properly be brought before the Meeting.

No. 1
To approve the liquidation of the Daruma Mid-Cap Value Fund and the dissolution of The Daruma Funds, Inc., pursuant to the proposed Plan of Liquidation and Dissolution.

FOR		AGAINST	ABSTAIN



To vote in accordance with the views of management upon any other matters which may legally come before the Meeting or any adjournment thereof.

GRANT				WITHHOLD



Please indicate your proposal selections by placing an "X" in the appropriate box.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING
ENVELOPE.  NO POSTAGE REQUIRED IF MAILED IN THE U.S.
This proxy is solicited on behalf of the Board of Directors of The Daruma Fund, Inc. (the "Company") It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the liquidation and dissolution of the Company and its sole series, Daruma
 Mid-Cap Value Fund pursuant to the Plan of Liquidation and Dissolution.
  If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. The management is not aware of any such matters.
Dated:


Signature					Signature
Print Name										Print Name

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

IMPORTANT:  PLEASE SIGN AND SEND YOUR PROXY. . . TODAY!
You are urged to date and sign the attached proxy and return it promptly. This will help save the expense of follow-up letters to shareholders who have not responded.
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